UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2026

EQUITY RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Equity Residential)	EQR	New York Stock Exchange
7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on May 20, 2026, Equity Residential, a Maryland real estate investment trust (“Equity Residential”), and ERP Operating Limited Partnership, an Illinois limited partnership (the “ERP Operating Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among AvalonBay Communities, Inc., a Maryland corporation (“AvalonBay”), Equity Residential, ERP Operating Partnership and Canopy Merger Sub LLC, a Maryland limited liability company and a direct wholly owned subsidiary of Equity Residential (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) on the closing date but prior to the effective time of the merger (the "Effective Time"), AvalonBay will contribute certain assets (the "Asset Contribution") in exchange for units of partnership interest in ERP Operating Partnership that have, in the aggregate, a value equal to the fair market value of such contributed assets and (ii) following the Asset Contribution and at the Effective Time, AvalonBay will merge with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of Equity Residential (the "Merger"). Immediately following the closing of the Merger, Merger Sub will merge with and into ERP Operating Partnership, with ERP Operating Partnership remaining as the surviving entity.

Equity Residential and ERP Operating Partnership are filing this Current Report on Form 8-K to provide certain financial information with respect to the proposed Merger. Included in this Current Report on Form 8-K are the unaudited pro forma condensed consolidated financial statements of Equity Residential and ERP Operating Partnership giving effect to the Merger (the “unaudited pro forma financial statements”), which include the Unaudited Pro Forma Condensed Consolidated Balance Sheets as of June 30, 2026 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2025 and the six months ended June 30, 2026, which are included as Exhibit 99.1.

Immediately following the completion of the Merger, legacy AvalonBay stockholders are expected to own approximately 51% and legacy Equity Residential shareholders approximately 49% of the then outstanding Equity Residential common shares. After consideration of all applicable factors pursuant to the business combination accounting rules, the Merger results in a reverse acquisition in which Equity Residential is considered the "legal acquirer" because Equity Residential issues Equity Residential common shares to AvalonBay stockholders, while AvalonBay is the "accounting acquirer" based on the following indicators: (i) legacy AvalonBay stockholders will hold the largest portion of the ownership percentage in the combined company; and (ii) AvalonBay's senior management will comprise the majority of the executive management team of the combined company. Although Equity Residential is issuing Equity Residential common shares to AvalonBay stockholders for legal purposes, AvalonBay is treated as the buyer for accounting purposes with Equity Residential treated as the acquiree. Accordingly, the following Unaudited Pro Forma Condensed Consolidated Financial Statements present AvalonBay's historical balances and results, with Equity Residential's assets and liabilities recorded at estimated fair value.

The unaudited pro forma financial statements included in this Current Report on Form 8-K have been prepared for informational purposes only and on the basis of certain assumptions and estimates. They are subject to other uncertainties and do not purport to reflect what Equity Residential’s and ERP Operating Partnership’s actual results of operations or financial condition would have been had the merger been consummated on the dates assumed for purposes of such unaudited pro forma financial statements or to be indicative of Equity Residential’s or ERP Operating Partnership’s financial condition, results of operations or metrics as of or for any future date or period.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of Equity Residential or ERP Operating Partnership included in their Annual Report on Form 10-K for the fiscal year ended December 31, 2025 or Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 or June 30, 2026. The information included in Exhibits 99.2, 99.3 and 99.4 was provided by AvalonBay.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit

23.1	Consent of Ernst & Young LLP.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Equity Residential and ERP Operating Partnership.

99.2

Audited consolidated balance sheets of AvalonBay as of December 31, 2025 and 2024, the related consolidated statements of comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2025, the related notes, and the related report of Ernst & Young LLP, AvalonBay's independent registered public accounting firm.

99.3

Unaudited condensed consolidated balance sheets of AvalonBay as of March 31, 2026 and December 31, 2025, the related condensed consolidated statements of operations, comprehensive income, equity and cash flows for the three months ended March 31, 2026 and 2025, and the related notes.

99.4

Unaudited condensed consolidated balance sheets of AvalonBay as of June 30, 2026 and December 31, 2025, the related condensed consolidated statements of operations, comprehensive income and equity for the six and three months ended June 30, 2026 and 2025, the condensed consolidated statements of cash flows for the six months ended June 30, 2026 and 2025, and the related notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, which are based on current expectations, estimates and projections about the industry and markets in which Equity Residential and AvalonBay operate, as well as beliefs and assumptions of Equity Residential and AvalonBay. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that Equity Residential or AvalonBay expects or anticipates will occur in the future are forward-looking statements, including statements relating to any possible transaction between Equity Residential and AvalonBay, multifamily market conditions, development, redevelopment, acquisition or disposition activity, general conditions in the geographic areas where Equity Residential and AvalonBay operate and Equity Residential’s and AvalonBay’s respective debt, capital structure and financial position. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to Equity Residential’s and AvalonBay’s ability to obtain the required respective shareholder or stockholder, as applicable, approval, and the parties’ ability to satisfy the other conditions to consummating the proposed transaction; (ii) the inability to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that Equity Residential’s and AvalonBay’s businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (iv) significant transaction costs and/or unknown or inestimable liabilities; (v) potential litigation relating to the proposed transaction that could be instituted against Equity Residential, AvalonBay or their trustees, directors, managers or officers, including resulting expense or delay and the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction, including diverting the attention of Equity Residential and AvalonBay management from ongoing business operations, will harm Equity Residential’s and AvalonBay’s businesses during the pendency of the proposed transaction or otherwise; (vii) certain restrictions during the pendency of the business combination that may impact Equity Residential’s and AvalonBay’s ability to pursue certain business opportunities or strategic transactions; (viii) the possibility that the business combination may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring Equity Residential or AvalonBay to pay a termination fee; (x) the effect of the announcement of the proposed transaction on the ability of Equity Residential and AvalonBay to operate their respective businesses and retain and hire key personnel, and to maintain favorable business relationships; (xi) risks related to the market value of Equity Residential common shares to be issued in the proposed transaction; (xii) other risks related to the completion of the proposed transaction and actions related thereto; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination or otherwise that could affect Equity Residential’s or AvalonBay’s financial performance; (xiv) legislative, regulatory and economic developments, including the level of new multifamily communities construction and development, government regulations and competition; (xv) unpredictability and severity of local, regional, national and international economic, political and catastrophic climates, conditions and events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics, as well as management’s response to any of the aforementioned factors; (xvi) changes in global financial markets, interest rates and foreign currency exchange rates; (xvii) increased or unanticipated competition affecting Equity Residential’s and AvalonBay’s properties; (xviii) risks associated with acquisitions, dispositions, development and redevelopment of properties; (xix) increased costs of labor and construction material; (xx) maintenance of real estate investment trust status, tax structuring and changes in income tax laws and rates; (xxi) environmental uncertainties, including risks of natural disasters; (xxii) those risks and uncertainties set forth in Equity Residential’s and AvalonBay’s Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings “Forward-Looking Statements” and “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Equity Residential or AvalonBay, as the case may be, with the Securities and Exchange Commission ("SEC") from time to time, which are available via the SEC’s website at www.sec.gov; and (xxiii) those risks that are described in the registration statement on Form S-4 (File No. 333-297128) filed by Equity Residential with the SEC which includes the joint proxy statement of Equity Residential and AvalonBay that also constitutes a prospectus of Equity Residential in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Neither Equity Residential nor AvalonBay undertakes any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if Equity Residential’s and AvalonBay’s underlying assumptions prove to be incorrect, Equity Residential’s, AvalonBay’s and the combined company’s actual results may vary materially from what Equity Residential or AvalonBay may have expressed or implied by these forward-looking statements. Equity Residential and AvalonBay caution not to place undue reliance on any of Equity Residential’s or AvalonBay’s forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect Equity Residential or AvalonBay.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: July 31, 2026	By:	/s/ Ian S. Kaufman
	Name:	Ian S. Kaufman
	Its:	Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

ERP OPERATING LIMITED PARTNERSHIP BY: EQUITY RESIDENTIAL ITS GENERAL PARTNER

Date: July 31, 2026	By:	/s/ Ian S. Kaufman
	Name:	Ian S. Kaufman
	Its:	Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)